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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 15, 1995
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                                NMR OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                 1-9367           22-2468314
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(State or other jurisdiction  (Commission    (IRS Employer
      of incorporation)       File Number)   Identification No.)


  430 Mountain Avenue, Murray Hill, NJ         07974
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(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code  (908) 665-9400
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  (Former name or former address, if changed since last report)



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                                                                     Page 1 of 5
                                                 Exhibit Index appears on page 4


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Item 2. Acquisition or Disposition of Assets.
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     On September 14, 1995, at the annual meeting of stockholders of NMR of
America, Inc. (the "Registrant"), the stockholders of the Registrant approved the merger (the "Merger") of NMR Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant ("Subsidiary"), with and into Morgan Medical Holdings, Inc., a Colorado corporation ("Morgan"), pursuant to an Agreement and Plan of Merger, dated as of April 11, 1995, as amended, by and among the Registrant, Subsidiary and Morgan. On the same day, the shareholders of Morgan also approved the Merger. The Merger became effective on September 15, 1995.

     As a result of the Merger, Morgan became a wholly-owned subsidiary of the Registrant and each outstanding share of Morgan common stock, no par value per share, was converted into .3330886 of a share of the Registrant's Common Stock, par value $.01 per share.

     Reference is made to the information contained under the heading "The Merger" in the Joint Proxy Statement/Prospectus forming a part of the Registration Statement on Form S-4 (Registration No. 33-61681) of the Registrant, which is incorporated herein by reference, for a further description of the Merger.



Item 7. Financial Statements and Exhibits.
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(a) Financial Statements

        The consolidated balance sheet of Morgan as of December 31, 1994 and the consolidated statements of income, cash flows and stockholders' equity for the two years ending December 31, 1994, are incorporated herein by reference to Appendix F of the Joint Proxy Statement/Prospectus forming a part of the Registration Statement on Form S-4 (Registration No. 33-61681) of the Registrant.


(b) Exhibits

        The Exhibit Index on page 4 hereof is incorporated herein by reference.











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, NMR of

America has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  NMR OF AMERICA, INC.
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                                      (Registrant)



Dated:  September 29, 1995    By: /s/ Joseph G. Dasti
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                                 Joseph G. Dasti
                                 President

































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                                  EXHIBIT INDEX

                              NMR of America, Inc.

                           Current Report on Form 8-K
                            Dated September 15, 1995


 Exhibit No.   Description
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  2(a)         Agreement and Plan of Merger dated April 11,
               1995, as amended, by and among the Registrant, NMR Sub, Inc. and Morgan Medical Holdings, Inc.
               (incorporated by reference to Exhibit A of Joint
               Proxy Statement/Prospectus forming part of the Registration Statement on Form S-4 of the
               Registrant (Registration No. 33-61681)).


  20(a) Joint Proxy Statement/Prospectus forming a part of the Registration Statement on Form S-4 of the Registrant (Registration No. 33-61681)
               (incorporated by reference).

  23(a)        Consent of Garcia & Ortiz, P.A.


























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